Investor Update Third Quarter 2026

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to the expected benefits of the merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and First Savings Financial Group, Inc. (“First Savings”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and First Savings will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit-worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large uninsured deposits), credit and interest rate risks associated with First Merchants’ business; the impacts of epidemics, pandemics or other infectious disease outbreaks; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission (“SEC”). First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 29 Yrs Banking: 29 Yrs FMB: 11 Yrs Banking: 23 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PricewaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 18 Yrs Banking: 38 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 18 Yrs Banking: 36 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University. Mark Hardwick – 11/03/1997 Mike Stewart - 02/01/2008 1988 Banking Start John Martin – 12/31/2007 Michele Kawiecki – 03/02/2015

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 9/30/20261 $21.1 Billion $15.6 Billion $16.9 Billion $7.1 Billion Assets Under Advisement2 Total Assets Total Loans Total Deposits TCE/TA3 YTD Return on TCE3 YTD ROAA Dividend Yield Price / Tangible Book3 Price / LTM EPS 0.90% 8.83% 10.43% 3.67% 1.38x 12.3x Market Cap $2.5B Largest financial services holding company headquartered in Central Indiana 126 Banking Centers 1Reported values impacted by acquisition-related expenses and net loss on mortgage loan sale 2Includes $4.7 billion in assets under management; excludes $0.3 billion in custody assets 3See “Non-GAAP Financial Information” for reconciliation 4 1.14% 13.24% Reported Adjusted3

Third Quarter Highlights 5 ▪ Reported EPS of $1.09 compared to $0.98 in 3Q25 ▪ Strong adjusted PTPP earnings of $83.7 million, with adjusted PTPP ROA of 1.59% and adjusted PTPP ROE of 12.42%2 ▪ Organic loan growth of $70.2 million, or 1.8% annualized ▪ Organic deposit growth of $175.6 million, or 4.2% annualized ▪ Efficiency ratio of 54.55%2 ▪ Repurchased 287,431 shares totaling $12.0 million during the quarter ▪ Maintained a strong capital position with tangible common equity ratio of 8.83%2 10.07% ROE 15.09% ROTCE2 ROE & ROTCE (Annualized) $67.8 Million $1.09 Per Share Net Income & EPS1 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation 1.30% ROA 1.59% Adjusted PTPP ROA2 ROA (Annualized)

Year to Date Highlights 6 6.91% ROE 10.43% ROTCE2 Reported ROE & ROTCE (Annualized) $139.0 Million $2.24 Per Share Reported Net Income & EPS1 0.90% ROA 1.57% Adjusted PTPP ROA2 Reported ROA (Annualized) ▪ Reported EPS of $2.24 compared to $2.90 in prior year; excluding acquisition-related expenses ($21.7 million) and the net loss on mortgage loans sold ($29.8 million), adjusted EPS of $2.871,2 compared to EPS of $2.911,2 in prior year ▪ Strong adjusted PTPP earnings of $247.0 million, with adjusted PTPP ROA of 1.57% and adjusted PTPP ROE of 12.27%2 ▪ Adjusted PTPP growth of $38.3 million, or 18.4%, from the prior-year period2 ▪ Adjusted efficiency ratio of 53.85%2 when excluding acquisition-related expenses and the mortgage loan sale ▪ Legal close of the acquisition of First Savings Bank in Jeffersonville, Indiana on February 1, 2026 ▪ System integration completed in the second quarter of 2026 ▪ Completed sale of mortgage loans during the second quarter with fair value of $271.1 million and weighted average rate of 3.43% ▪ Repurchased 1,264,062 shares totaling $50.3 million year to date $178.0 Million $2.87 Per Share Adjusted Net Income & EPS1,2 8.84% ROE 13.24% ROTCE Adjusted ROE & ROTCE2 (Annualized) 1.14% ROA Adjusted ROA2 (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation

Business Strategy 7 Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Strategy: Advantages: We deliver flexible solutions through a high-touch, client-centric banking model supported by experienced teams and accessible leadership, focusing on in- footprint relationships with Whole Bank potential. • Client-Centric Relationship Banking • Experienced, Aligned Teams • Accessible Leadership • Speed & Flexibility Strategy: We help personal banking clients and small business owners prosper through a relationship-driven approach supported by strong digital capabilities and local market connectivity. • Client-Centric Strategy • Community Engagement • Career Development • Performance and Culture Advantages: Strategy: We partner with individuals, families and organizations to provide comprehensive solutions and personal service in pursuit of a secure financial future • Scalable technology and relationship data integration • Proactive service and client advocacy leveraging experience • Delivering a comprehensive and coordinated client experience • Connected and empowered resources in our Communities Advantages: Strategy: Differentiate First Merchants in the Mortgage Market through a rewarding experience that attracts loyal clients and high-performing talent, while driving net contribution and expanding household relationships across the bank. • Industry-leading technology with robust digital solutions • Leveraging self-sourced & internal referrals to unlock new opportunities • Resilient through every economic cycle • Products tailored to meet the unique needs of a diverse customer base Advantages: Our strategy is to build on our Midwestern strength – grow organically through more and deeper relationships enhanced through smarter use of technology and customer-centric products.

Business Highlights - Loans


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.5B
Loans: $2.9B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.0B
Loans: $2.2B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $4.8B
Loans: $2.0B
Indianapolis
Indianapolis MSA Rank:7
Deposits: $4.5B
Loans: $5.0B
Columbus
Columbus MSA Rank: 16
Deposits: $0.7B
Loans: $1.6B
Southern Indiana
Southern Indiana³ Rank: 2
Deposits: $1.4B
Loans: $1.9B

MSA and County ranking data per FDIC

[1] Commercial includes Public Finance, Consumer includes Private Wealth and Mortgage. Growth annualized.

[2] Growth excluding loans acquired from First Savings and the mortgage loan sale

[3] Southern Indiana includes Indiana counties in which First Merchants operates: Clark, Crawford, Daviess, Floyd, Harrison, and Washington

First Merchants.

Loan Growth Summary[1,2]

	3Q26 Balance ($B)	Growth
Commercial	11.9	-0.5%
Consumer	3.7	9.5%
Total Loan Growth QTD		1.8%
Total Loan Growth YTD		2.6%

Commercial

- **Commercial loans were stable during the quarter with a decline of ~$16 million, or -0.5% annualized growth**
  - **C&I decline of ~$43 million**
    - **Regional Banking decline of ~$80 million**
    - **Sponsor Finance decline of ~$34 million**
    - **CRE Owner Occupied growth of ~$71 million**
  - **IRE growth of ~$23 million**
    - **CRE Non-Owner Occupied decline of ~$63 million**
    - **Construction growth of ~$86 million**
- **Commercial pipelines remained consistent with prior quarter end**

Consumer

- **Consumer growth during the quarter of ~$86 million, or 9.5% annualized**
  - **Residential Mortgage growth of ~$58 million**
  - **Home Equity growth of ~$20 million**
- **Consumer pipelines softened at quarter end**

8

Business Highlights - Deposits



Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 11
Deposits: $2.5B
Loans: $2.9B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.0B
Loans: $2.2B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 5
Deposits: $4.8B
Loans: $2.0B
Indianapolis
Indianapolis MSA Rank:7
Deposits: $4.5B
Loans: $5.0B
Columbus
Columbus MSA Rank: 16
Deposits: $0.7B
Loans: $1.6B
Southern Indiana
Southern Indiana[3] Rank: 2
Deposits: $1.4B
Loans: $1.9B

MSA and County ranking data per FDIC
[1]Commercial includes Public Funds deposits and Consumer includes Private Wealth and Mortgage. Growth annualized.
[2]Growth excludes deposits acquired from First Savings
[3]Southern Indiana includes Indiana counties in which First Merchants operates: Clark, Crawford, Daviess, Floyd, Harrison, and Washington

First Merchants.

Deposit Growth Summary[1]

	3Q26 Balance ($B)	Growth
Commercial	8.2	-23.9%
Consumer	7.0	32.2%
Total Deposit Growth QTD		4.2%
Total Deposit Growth YTD		-0.5%

Commercial

- **Commercial deposit drivers were:**
  - **Core relationship balances increased ~$83 million**
  - **Public Funds balances declined ~$247 million from seasonal quarter end highs**
  - **Prior quarter reflected a large temporary deposit of ~$355 million related to the sale of a client's business which was moved to Private Wealth in the current quarter**

Consumer

- **Consumer deposit drivers were:**
  - **Consumer non-maturity balances declined ~$23 million**
  - **Maturity balances increased ~$16 million**
  - **Private Wealth deposits increased ~$483 million primarily as a result of the increase coming from the commercial client noted above**

9

Third Quarter Financial Results

($M except per share data)

		For the Three Months Ended,					Variance Linked Quarter	% Variance Linked QTR-Annualized
		9/30/25	12/31/25	3/31/26	6/30/26	9/30/26		
	Balance Sheet & Asset Quality							
1.	Total Assets	$18,811.6	$19,025.1	$21,072.5	$21,348.8	$21,056.7	($292.1)	-5.5%
2.	Loans	13,614.4	13,811.8	15,261.9	15,530.7	15,601.0	70.2	1.8%
3.	Investments	3,382.4	3,378.6	3,309.9	3,292.1	3,124.5	(167.6)	-20.4%
4.	Deposits	14,870.0	15,294.9	16,485.6	16,753.4	16,928.9	175.6	4.2%
5.	Total Equity	2,412.4	2,466.7	2,672.6	2,697.2	2,636.4	(60.8)	-9.0%
6.	TCE Ratio	9.18%	9.38%	9.00%	8.99%	8.83%	-0.16%	
7.	Total RBC Ratio	13.04	13.41	13.05	12.98	13.58	0.60	
8.	ACL / Loans	1.43	1.42	1.39	1.56	1.38	-0.18	
9.	NCOs / Avg Loans	0.15	0.18	0.27	0.10	0.75	0.65	
10.	NPAs + 90PD / Assets	0.37	0.39	0.45	0.61	0.63	0.02	
	Summary Income Statement							
11.	Net Interest Income	$133.7	$139.1	$151.3	$158.9	$161.1	$2.1	1.3%
12.	Provision for Credit Losses	4.3	7.2	4.9	33.0	3.3	(29.7)	
13.	Noninterest Income	32.5	33.1	5.8	37.2	38.0	0.8	2.2%
14.	Noninterest Expense	96.6	99.5	125.1	115.3	116.3	0.9	0.8%
15.	Pre-tax Income	65.3	65.5	27.1	47.8	79.5	31.8	66.5%
16.	Provision for Taxes	8.5	8.4	(1.1)	3.8	11.2	7.4	197.2%
17.	Net Income	56.8	57.1	28.2	44.0	68.3	24.3	55.3%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	56.3	56.6	27.7	43.5	67.8	24.3	55.9%
20.	ROAA	1.22%	1.20%	0.55%	0.83%	1.30%	0.47%	
21.	ROAE	9.51	9.23	4.17	6.44	10.07	3.63	
22.	ROTCE[1]	14.21	13.57	6.39	9.80	15.09	5.29	
23.	Net Interest Margin - FTE	3.24	3.29	3.35	3.38	3.44	0.06	
24.	Efficiency Ratio[1]	55.09	54.52	74.45	55.11	54.55	-0.56	
	Per Share							
25.	Earnings per Diluted Share	$0.98	$0.99	$0.45	$0.70	$1.09	$0.39	
26.	Tangible Book Value per Share[1]	29.08	30.18	29.34	29.80	28.86	(0.94)	
27.	Dividend per Share	0.36	0.36	0.36	0.37	0.37	0.00	
28.	Dividend Payout Ratio	36.7%	36.4%	80.0%	52.9%	33.9%	-18.9%	

3Q26 Highlights

- **Net interest income increased $2.1 million, or 1.3%,** benefiting from higher earning asset income
- **Net interest margin - FTE of 3.44%** increased 6 basis points over prior quarter
- **Noninterest income increased $0.8 million, or 2.2%**
- **Noninterest expense increased $3.9 million or 3.5%,** excluding acquisition costs
- **$28.86 Tangible Book Value per share,** a decrease of $0.94, or 3.2% from prior quarter due to impact of AOCI.

[1]See "Non-GAAP Financial Information" for reconciliation
Note: Totals may not sum due to rounding

First Merchants®

10

Year to Date Financial Results

($M except per share data)	For the Nine Months Ended September 30, 2024	2025	2026	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$18,347.6	$18,811.6	$21,056.7	$2,245.1	11.9%
2. Total Loans	12,687.5	13,614.4	15,601.0	1,986.6	14.6%
3. Investments	3,662.1	3,382.4	3,124.5	(257.9)	-7.6%
4. Deposits	14,365.1	14,870.0	16,928.9	2,058.9	13.8%
5. Total Equity	2,302.4	2,412.4	2,636.4	224.0	9.3%
6. TCE Ratio	8.76%	9.18%	8.83%	-0.35%	
7. Total RBC Ratio	13.18	13.04	13.58	0.54	
8. ACL / Loans	1.48	1.43	1.38	-0.05	
9. NCOs / Avg Loans	0.51	0.13	0.38	0.25	
10. NPAs + 90PD / Assets	0.43	0.37	0.63	0.26	
Summary Income Statement					
11. Net Interest Income	$386.7	$397.0	$471.3	$74.3	18.7%
12. Provision for Credit Losses	31.5	14.1	41.2	27.1	
13. Noninterest Income	82.8	93.8	81.0	(12.8)	-13.7%
14. Noninterest Expense	283.0	283.1	356.7	73.7	26.0%
15. Pre-tax Income	155.1	193.6	154.4	(39.3)	-20.3%
16. Provision for Taxes	18.1	24.7	13.9	(10.8)	-43.7%
17. Net Income	137.1	168.9	140.5	(28.5)	-16.9%
18. Preferred Stock Dividends	1.4	1.4	1.4	0.0	
19. Net Income Available to Common Stockholders	135.6	167.5	139.0	(28.5)	-17.0%
20. ROAA	0.99%	1.22%	0.90%	-0.32%	
21. ROAE	8.10	9.51	6.91	-2.60	
22. ROTCE[1]	12.64	14.27	10.43	-3.84	
23. Net Interest Margin - FTE	3.16	3.23	3.39	0.16	
24. Efficiency Ratio[1]	55.54	54.54	60.44	5.90	
Per Share					
25. Earnings per Diluted Share	$2.31	$2.90	$2.24	($0.66)	
26. Tangible Book Value per Share[1]	26.64	29.08	28.86	(0.22)	
27. Dividend per Share	1.04	1.07	1.10	0.03	
28. Dividend Payout Ratio	45.0%	36.9%	49.1%	12.2%	

Year to Date Highlights

- **YTD results include First Savings operations since close on February 1 with system integration mid-May**
- **53.85% Adjusted Efficiency Ratio[1]**
- **Net interest income increased $74.3 million** benefiting from growth and lower funding costs
- **Net interest margin of 3.39%** was 16 basis points higher than prior YTD margin of 3.23%
- **Noninterest income increased $17.0 million**, excluding the $29.8 million loss on mortgage loans sold
- **Tangible Book Value per share totaled $28.86**, a decrease of $0.22, or 0.8% from prior year

First Merchants.

[1]See "Non-GAAP Financial Information" for reconciliation
Note: Totals may not sum due to rounding

11

▪ Net unrealized AFS loss of $290.7 million ($171.3 M prior Q) ▪ Net unrealized HTM loss of $377.7 million ($254.0 M prior Q) Investment Portfolio Highlights 12 3Q26 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.1B Total Investment Portfolio Gains / LossesHighlights ▪ Effective duration of 5.7 years ▪ Cash flow of $271.4 million in the next 12 months with a yield of ~2.11% ▪ AA rated municipal bond portfolio ▪ ~54% of portfolio classified as Held-to-Maturity Municipal Bonds 58% Mortgage- Backed Securities 24% Collateralized Mortgage Obligations 5% U.S. Agencies 11% Corporate Obligations 2% $3.4 $3.4 $3.3 $3.3 $3.1 2.67% 2.63% 2.63% 2.66% 2.66% 3Q25 4Q25 1Q26 2Q26 3Q26 Investments ($B) Yield on Investments (%)

Fixed Rate 31% Prime-Based 11% Other Variable Rates 12% SOFR-Based 46% Loan Portfolio Highlights 13 3Q26 Loan Composition Yield on Loans (%) / Total Loans ($B) $15.6B Total 3Q26 Portfolio by Yield Type Highlights Total loan rate mix as of 3Q26 • $10.9 billion variable rate • $4.7 billion fixed rate ▪ Portfolio composition is ~76% Commercial oriented ▪ Total loan yield of 6.23% ▪ New/renewed loan yields averaged 6.34% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 29.3% Commercial Real Estate Owner-Occupied 9.2% Commercial Real Estate Non-Owner Occupied 20.6% Construction Land & Land Development 6.2% Agricultural Land & Production 2.2% Public Finance/Other Commercial 8.7% Residential Mortgage 15.5% Home Equity 7.3% Other Consumer 1.0% $13.6 $13.8 $15.3 $15.5 $15.6 6.40% 6.32% 6.09% 6.11% 6.23% 3Q25 4Q25 1Q26 2Q26 3Q26 Total Loans ($B) Yield on Loans (%)

$192,757 $195,597 $215,526 $21,250 $22,279 $41,200 $18,410 $43,550 ACL - Loans 12/31/2024 Net Charge- offs 2025 Provision 2025 ACL - Loans 12/31/2025 First Savings Credit Discount Net Charge- offs 2026 YTD Provision 2026 YTD ACL - Loans 9/30/2026 Increase Decrease Allowance for Credit Losses - Loans 14 3Q26 Allowance for Credit Losses – Loans ($M) Highlights Change in ACL – Loans ($ Thousands) ▪ $3.3 million Q3 Provision ▪ The reserve for unfunded commitments totals $18.5 million and is recorded in Other Liabilities $194.5 $195.6 $212.5 $241.6 $215.5 1.43% 1.42% 1.39% 1.56% 1.38% 3Q25 4Q25 1Q26 2Q26 3Q26 Allowance Allowance to Loans

Deposit Portfolio Highlights 15 3Q26 Deposit Composition Highlights $16.9B Total 1Total brokered deposits of $1.4 billion, which includes brokered CDs of $409.8 million as of September 30, 2026 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 22% noninterest bearing ▪ Insured 68.3% / Uninsured 31.7% ▪ Average deposit account balance of $40,000 1 Demand Deposits 50% Savings Deposits 36% Certificates & Time Deposits > $100k 7% Certificates & Time Deposits < $100k 4% Brokered Certificates of Deposit 3% $14.9 $15.3 $16.5 $16.8 $16.9 2.44% 2.32% 2.09% 2.07% 2.16% 3Q25 4Q25 1Q26 2Q26 3Q26 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 16 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1See "Non-GAAP Financial Information" for reconciliation 2Adjusted for Fair Value Accretion $139.9 $145.3 $157.7 $165.3 $167.3 3.24% 3.29% 3.35% 3.38% 3.44% 3Q25 4Q25 1Q26 2Q26 3Q26 Net Interest Income - FTE ($millions) Net Interest Margin - FTE 3Q25 4Q25 1Q26 2Q26 3Q26 1. Net Interest Income - FTE1 ($millions) 139.9$ 145.3$ 157.7$ 165.3$ 167.3$ 2. Fair Value Accretion 0.9$ 1.0$ 2.8$ 3.7$ 4.0$ 3. Adjusted Net Interest Income - FTE1,2 139.0$ 144.3$ 154.9$ 161.6$ 163.3$ 4. Tax Equivalent Yield on Earning Assets 5.58% 5.52% 5.41% 5.46% 5.56% 5. Interest Expense/Average Earning Assets 2.34% 2.23% 2.06% 2.08% 2.12% 6. Net Interest Margin - FTE1 3.24% 3.29% 3.35% 3.38% 3.44% 7. Fair Value Accretion Effect 0.02% 0.02% 0.06% 0.08% 0.08% 8. Adjusted Net Interest Margin1,2 3.22% 3.27% 3.29% 3.30% 3.36%

Noninterest Income Highlights 17 3Q26 Noninterest Income Detail ($M) $38.0M Total Noninterest Income Trends1 Fee Income / Revenue Highlights ▪ Noninterest income increased $0.8 million compared to the prior quarter. ▪ Customer-related fees remained consistent with prior quarter Customer-Related Fees ($M) 1Excludes $29.8 million net loss on mortgage loans reclassified to held for sale in 1Q26 18.9% 19.1% 18.4% 18.4% 18.5% $8.9 $9.2 $9.8 $9.6 $9.8 $5.0 $5.4 $6.5 $7.8 $7.4 $8.9 $8.7 $9.0 $9.4 $9.8 $5.0 $5.3 $5.3 $5.5 $5.6 $1.5 $1.4 $1.1 $2.0 $1.7 $29.3 $30.0 $31.7 $34.3 $34.3 3Q25 4Q25 1Q26 2Q26 3Q26 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Customer Fees Wealth Management $9.8 26% Gain on Sale of Loans $7.4 19% Service Charges $9.8 26% Card Payment Fees $5.6 15% Derivative Hedge Fees $1.1 3%BOLI $2.4 6% Other Customer Fees $0.6 2%Other $1.3 3%

$57.3 $58.3 $69.4 $65.8 $66.3 $14.1 $14.9 $16.1 $16.8 $16.9 $7.0 $7.5 $7.2 $8.0 $7.9 $18.2 $18.8 $32.4 $24.7 $25.2 $96.6M $99.5M $125.1M $115.3M $116.3M 3Q25 4Q25 1Q26 2Q26 3Q26 Salary & Benefits Net Occupancy & Equipment Outside Data Processing Other 55.09% 54.52% 74.45% 55.11% 54.55% Salary & Benefits $66.3 57% Net Occupancy & Equipment $16.9 15% Outside Data Processing $7.9 7% Professional & Other Outside Services $4.7 4% Intangible Asset Amortization $2.7 2%Marketing $3.6 3% FDIC Expense $4.4 4% Other $9.8 8% Noninterest Expense Highlights 18 3Q26 Noninterest Expense Detail $116.3M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ 3Q26 included acquisition costs of $0.9 million. ▪ Adjusted noninterest expense increased $3.9 million over prior quarter driven by higher marketing expense, employee health insurance costs, and a $0.5 million building lease impairment charge. 13Q25, 4Q25, 1Q26, 2Q26, and 3Q26 Efficiency Ratios excluding non-core expenses and mortgage loan sale, see “Non-GAAP Financial Information” for reconciliation 2Includes acquisition-related expenses of $17.0 million in 1Q26, $3.8 million in 2Q26, and $0.9 million in 3Q26 54.21%154.56%1 54.65%1 53.22%1 2 2 2 54.13%1

Capital Ratios 19 Tangible Common Equity Ratio1 Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% ▪ Repurchased 287,431 shares totaling $12.0 million during the quarter ▪ Repurchased 1,264,062 shares totaling $50.3 million year to date ▪ Completed $100 million subordinated debt issuance during the quarter Highlights 9.18% 9.38% 9.00% 8.99% 8.83% 3Q25 4Q25 1Q26 2Q26 3Q26 TCE Ratio Target TCE (8.00%) 1See “Non-GAAP Financial Information” for reconciliation 13.04% 13.41% 13.05% 12.98% 13.58% 3Q25 4Q25 1Q26 2Q26 3Q26 TRBC Ratio Target TRBC Ratio (12.50%) 11.34% 11.70% 11.22% 11.16% 11.22% 3Q25 4Q25 1Q26 2Q26 3Q26 CET 1 Ratio Target CET1 Ratio (10.00%)

Loan Portfolio Insights

Commercial

C&I



Manufacturing 20.2%
Finance & Insurance 13.0%
Other Admin Services 10.3%
Wholesale Trade 9.7%
Retail Trade 6.1%
Professional Service 5.8%
Investment CRE 5.7%
Transportation & Warehouse 4.5%
Construction 4.5%
Specialty Trade 3.5%
Top Industries
% of C&I loans

C&I includes commercial and industrial, sponsor and owner-occupied real estate loans

- **Line utilization 48.9% from 49.7% 2Q26**
- **Shared National Credits:**
  - $936 million to 88 borrowers, $10.6 million average balance
- **Sponsor Finance:**
  - $810.5 million to 91 companies in diverse industries
  - Senior Debt/Adj. EBITDA < 3.0X ~81%
  - Total Debt/Adj. EBITDA < 4.0X ~68%
  - FCCR > 1.50X ~71%
- **NDFI Exposure:**
  - $264.4 million majority comprised of in-market finance companies

CRE

CRE & Construction to Total Loans:



$15.6B
Total Loans
Retail, 6.3%
Multi-Family, 4.4%
Industrial, 3.2%
Warehouse, 2.0%
Office, 1.5%
Other, 3.2%
Construction, 6.2%
Non CRE Loans, 73.3%

- **Largest CRE Property Type is Retail $983.2 million**
- **Construction Finance:**
  - $788.6 million CRE Construction[1]
  - $170.9 million Resi. Real Estate Construction
- **CRE concentration levels leave capacity for growth opportunities:**

Total Construction:	41.9% / 100%[2]
Total CRE:	182.0% / 300%[2]

First Merchants.

[1]Includes Construction, Land, & Land Development
[2]Measures loans as a percentage of the Bank's total regulatory capital which is used by regulators to assess CRE exposure.

20

Asset Quality 21 Asset Quality Trends ($M) 3Q26 Highlights Asset Quality: ▪ Largest new Non-accruals: • Parts Distributor1 $18.4 million • Digital Marketing1 $4.3 million 1Specific Reserves for new non-accruals recognized in prior quarters. ▪ Largest Charge-offs: • Authorized Wireless $18.5 million Retailer2 • Commercial and $10.5 million Residential Roofing Co. 2 2Associated provision expense recognized in prior quarter. 3Q25 4Q25 1Q26 2Q26 3Q26 1. Non-Accrual Loans 65.7$ 71.8$ 89.6$ 118.2$ 117.4$ 2. Other Real Estate 1.3 0.7 1.3 1.6 1.6 3. 90PD Loans 1.9 2.0 4.0 9.7 12.7 4. NPAs + 90PD 68.9$ 74.5$ 94.9$ 129.5$ 131.7$ 5. NPAs + 90PD / Loans and ORE 0.51% 0.54% 0.62% 0.83% 0.84% 6. Classified Loans 344.3$ 353.0$ 357.1$ 393.3$ 420.1$ 7. Classified Loans / Loans 2.53% 2.56% 2.34% 2.53% 2.69% 8. Net Charge-offs (QTD) 5.2$ 6.0$ 10.3$ 3.9$ 29.4$ 9. QTD NCO / Avg. Loans (Annualized) 0.15% 0.18% 0.27% 0.10% 0.75%

Nonperforming Assets 22 Nonperforming Assets Roll Forward ($M) 3Q26 Highlights Nonperforming Migration: • Net nonperforming asset migration was flat • Charge-offs linked to loss content of last quarter’s non-accruals 3Q25 4Q25 1Q26 2Q26 3Q26 1. Beginning Balance NPAs + 90PD 72.0$ 68.9$ 74.5$ 94.9$ 129.5$ Non-Accrual 2. Add: New Non-Accruals 15.5 22.8 46.1 53.6 41.0 3. Less: To Accrual or Payoff (9.4) (9.1) (16.6) (17.7) (9.9) 4. Less: To OREO (1.3) (0.3) (0.5) (1.1) (1.0) 5. Less: Charge-offs (6.5) (7.3) (11.2) (6.2) (30.9) 6. Non-Accrual Loans Change (1.7) 6.1 17.8 28.6 (0.8) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 1.3 0.3 1.3 1.1 1.0 8. Less: ORE Sold (0.2) (0.9) (0.7) (0.8) (0.8) 9. Less: ORE Write-Downs/Paydowns - - - - (0.2) 10. ORE Change 1.1 (0.6) 0.6 0.3 (0.0) 11. 90PD Change (2.5) 0.1 2.0 5.7 3.0 12. NPAs + 90PD Change (3.1) 5.6 20.4 34.6 2.2 13. Ending Balance NPAs + 90PD 68.9$ 74.5$ 94.9$ 129.5$ 131.7$

$1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 $3.88 $2.24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 14.08% 10.43% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $30.18 $28.86 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 $32.49 $32.55 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26 TBVPS TBVPS Without AFS OCI Track Record of Shareholder Value 23 Diluted Earnings per Share1Tangible Book Value per Share1 Dividends per Share CAGR 2015-2025: 8.5% Return on Tangible Common Equity1 1See “Non-GAAP Financial Information” for reconciliation 2Tangible book value per share excluding unrealized gain/loss in available for sale securities. 3Adjusted for acquisition-related expenses and loss on mortgage loan sale CAGR 2015-2025: 13.3% 2 CAGR 2015-2025: 7.5% Adjusted CAGR1 8.5% 13.24%3 $2.873 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 $1.43 $1.10 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD'26

History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($483 M) ($1.1 B) 2026 ($2.5 B) $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 $19.0 $21.1 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 3Q26

Vision for the Future 25 Mission: To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. Strategic Imperatives Vision: To enhance the financial wellness of the diverse communities we serve. PEOPLE CLIENTS PRODUCTS TECHNOLOGY Businesses Sharpening their Advantage through Focus on: Accelerated Growth through Targeted Acquisitions Organic Growth Maintain top-quartile financial results supported by leading governance, risk and compliance practices to ensure long-term sustainability Financial Objective Corporate Strategy: Our strategy is to build on our Midwestern strength—growing organically through more and deeper relationships enhanced through smarter use of technology and customer-centric products.

APPENDIX

Loan Portfolio 27 Loan Portfolio Trends ($M) Year End Trends 3Q25 4Q25 1Q26 2Q26 3Q26 2023 2024 2025 1. C&I - Regional Banking 3,694$ 3,837$ 4,046$ 4,112$ 4,032$ 2,876$ 3,349$ 3,837$ 2. C&I - Sponsor Finance 911 898 832 845 811 795 766 898 3. CRE Owner Occupied 1,232 1,237 1,335 1,369 1,440 1,162 1,158 1,237 4. Total C&I Loans 5,837 5,972 6,213 6,326 6,283 4,833 5,273 5,972 5. Construction/Land/Land Dev. 789 805 900 874 960 958 792 805 6. CRE Non-Owner Occupied 2,305 2,339 3,192 3,272 3,209 2,401 2,274 2,339 7. Total CRE NOO Loans 3,094 3,144 4,092 4,146 4,169 3,359 3,066 3,144 8. Agricultural 276 283 311 323 340 263 256 283 9. Public Finance/Other Commercial 1,146 1,107 1,114 1,106 1,093 956 1,059 1,107 10. Total Commercial Loans 10,353 10,506 11,730 11,901 11,885 9,411 9,654 10,506 11. Residential Mortgage 2,436 2,440 2,274 2,361 2,419 2,304 2,389 2,440 12. Home Equity 687 711 1,105 1,119 1,139 618 660 711 13. Other Consumer 139 155 153 150 158 172 170 155 14. Total Resi Mortgage & Consumer 3,262 3,306 3,532 3,630 3,716 3,094 3,219 3,306 15. Total Loans 13,615$ 13,812$ 15,262$ 15,531$ 15,601$ 12,505$ 12,873$ 13,812$

Non-GAAP

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE

(Dollars and Shares Outstanding in Thousands, Except Per Share Amounts)	3Q25	4Q25	1Q26	2Q26	3Q26	9/30/24 YTD	9/30/25 YTD	9/30/26 YTD
Net Income Available to Common Stockholders (GAAP)	$ 56,297	$ 56,596	$ 27,687	$ 43,511	$ 67,847	$ 135,647	$ 167,530	$ 139,045
Adjustments:								
Net realized losses on sales of available for sale securities	-	-	-	-	-	9,165	8	-
Net loss on mortgage loans reclassified to held for sale	-	-	29,755	-	-	-	-	29,755
Acquisition-related expenses	276	524	16,968	3,830	862	-	276	21,660
Non-core expenses[1,2,3]	633	(743)	-	-	-	3,481	633	-
Tax on adjustments	(220)	53	(11,279)	(925)	(208)	(3,081)	(222)	(12,412)
Adjusted Net Income Available to Common Stockholders (non-GAAP)	$ 56,986	$ 56,430	$ 63,131	$ 46,416	$ 68,501	$ 145,212	$ 168,225	$ 178,048
Average Diluted Common Shares Outstanding	57,448	57,442	61,008	62,574	62,411	58,629	57,817	62,003
Diluted Earnings Per Common Share (GAAP)	$ 0.98	$ 0.99	$ 0.45	$ 0.70	$ 1.09	$ 2.31	$ 2.90	$ 2.24
Adjustments:								
Net realized losses on sales of available for sale securities	-	-	-	-	-	0.16	-	-
Net loss on mortgage loans reclassified to held for sale	-	-	0.49	-	-	-	-	0.48
Acquisition-related expenses	-	-	0.28	0.06	0.01	-	-	0.35
Non-core expenses[1,2,3]	0.01	(0.01)	-	-	-	0.06	0.01	-
Tax on adjustments	-	-	(0.19)	(0.02)	-	(0.05)	-	(0.20)
Adjusted Diluted Earnings Per Common Share (non-GAAP)	$ 0.99	$ 0.98	$ 1.03	$ 0.74	$ 1.10	$ 2.48	$ 2.91	$ 2.87

[1]Non-core expenses in 3Q25 included $0.6 million of severance costs
[2]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[3]Non-core expenses in 9/30/24 YTD includes $1.1 million from the FDIC special assessment and $2.4 million from the digital platform conversion costs

First Merchants.

28

Non-GAAP

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED

(Dollars in Thousands, Except Per Share Amounts)	3Q25	4Q25	1Q26	2Q26	3Q26	9/30/24 YTD	9/30/25 YTD	9/30/26 YTD
Net Interest Income (GAAP)	$ 133,665	$ 139,064	$ 151,303	$ 158,941	$ 161,068	$ 386,744	$ 396,949	$ 471,312
Noninterest Income (GAAP)	32,477	33,106	5,829	37,156	38,005	82,838	93,828	80,990
Total Revenue (GAAP)	166,142	172,170	157,132	196,097	199,073	469,582	490,777	552,302
Noninterest Expense (GAAP)	96,561	99,522	125,145	115,347	116,254	282,977	283,061	356,746
Pre-Tax, Pre-Provision Earnings (non-GAAP)	69,581	72,648	31,987	80,750	82,819	186,605	207,716	195,556
Provision for Credit Losses (GAAP)	4,300	7,150	4,900	33,000	3,300	31,500	14,100	41,200
Income Tax Expense (Benefit) (GAAP)	8,516	8,433	(1,069)	3,770	11,204	18,052	24,680	13,905
Net Income (GAAP)	56,765	57,065	28,156	43,980	68,315	137,053	168,936	140,451
Pre-Tax, Pre-Provision Earnings (non-GAAP)	69,581	72,648	31,987	80,750	82,819	186,605	207,716	195,556
Net realized losses on sales of available for sale securities	-	-	-	-	-	9,165	8	-
Net loss on mortgage loans reclassified to held for sale	-	-	29,755	-	-		-	29,755
Acquisition-related expenses	276	524	16,968	3,830	862	-	276	21,660
Non-core expenses[1,2,3] (non-GAAP)	633	(743)	-	-	-	3,481	633	-
Adjusted Pre-Tax, Pre-Provision ("PTPP") Earnings (non-GAAP)	$ 70,490	$ 72,429	$ 78,710	$ 84,580	$ 83,681	$ 199,251	$ 208,633	$ 246,971
Average Assets (GAAP)	$ 18,637,581	$ 19,039,989	$ 20,407,523	$ 21,253,171	$ 21,065,760	$ 18,374,370	$ 18,497,118	$ 20,911,229
Average Equity (GAAP)	$ 2,367,971	$ 2,452,005	$ 2,655,756	$ 2,702,249	$ 2,695,943	$ 2,232,419	$ 2,349,718	$ 2,684,796
Adjusted PTPP/Average Assets (Adjusted PTPP ROA)	1.51%	1.52%	1.54%	1.59%	1.59%	1.45%	1.50%	1.57%
Adjusted PTPP/Average Equity (Adjusted PTPP ROE)	11.91%	11.82%	11.86%	12.52%	12.42%	11.90%	11.84%	12.27%

[1]Non-core expenses in 3Q25 included $0.6 million of severance costs
[2]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[3]Non-core expenses in 9/30/24 YTD includes $1.1 million from the FDIC special assessment and $2.4 million from the digital platform conversion costs

First Merchants.

29

Non-GAAP

NET INTEREST SPREAD AND MARGIN (FTE ADJUSTED)

(Dollars in Thousands)	3Q25	4Q25	1Q26	2Q26	3Q26	9/30/24 YTD	9/30/25 YTD	9/30/26 YTD
Interest Income (GAAP)	$ 235,095	$ 237,444	$ 248,569	$ 260,839	$ 263,947	$ 713,364	$ 687,348	$ 773,355
Fully Taxable Equivalent ("FTE") Adjustment	6,209	6,185	6,394	6,391	6,260	17,538	18,535	19,045
Interest Income (FTE) (non-GAAP)	241,304	243,629	254,963	267,230	270,207	730,902	705,883	792,400
Interest Expense (GAAP)	101,430	98,380	97,266	101,898	102,879	326,620	290,399	302,043
Net Interest Income (FTE) (non-GAAP)	139,874	145,249	157,697	165,332	167,328	404,282	415,484	490,357
Average Earning Assets (GAAP)	$ 17,282,901	$ 17,648,233	$ 18,842,984	$ 19,583,204	$ 19,432,368	$ 17,042,540	$ 17,135,301	$ 19,288,344
Average Interest-Bearing Liabilities (GAAP)	$ 13,822,298	$ 14,109,091	$ 15,019,911	$ 14,553,001	$ 14,315,508	$ 13,440,958	$ 13,664,348	$ 14,626,894
Net Interest Spread (GAAP)	2.50%	2.59%	2.69%	2.53%	2.56%	2.34%	2.51%	2.59%
FTE Adjustment	0.14%	0.14%	0.13%	0.13%	0.13%	0.14%	0.15%	0.13%
Net Interest Spread (FTE) (non-GAAP)	2.64%	2.73%	2.82%	2.66%	2.69%	2.48%	2.66%	2.72%
Net Interest Margin (GAAP)	3.09%	3.15%	3.21%	3.25%	3.32%	3.03%	3.09%	3.26%
FTE Adjustment	0.15%	0.14%	0.14%	0.13%	0.12%	0.13%	0.14%	0.13%
Net Interest Margin (FTE) (non-GAAP)	3.24%	3.29%	3.35%	3.38%	3.44%	3.16%	3.23%	3.39%

First Merchants®

30

Non-GAAP

EFFICIENCY RATIO

(Dollars in Thousands)	3Q25	4Q25	1Q26	2Q26	3Q26	3Q24 YTD	3Q25 YTD	3Q26 YTD
Noninterest Expense (GAAP)	$ 96,561	$ 99,522	$ 125,145	$ 115,347	$ 116,254	$ 282,977	$ 283,061	$ 356,746
Less: Intangible Asset Amortization	(1,499)	(1,498)	(2,302)	(2,706)	(2,652)	(5,500)	(4,530)	(7,660)
Less: OREO and Foreclosure Expenses	(121)	(775)	(1,100)	(1,052)	(1,594)	(1,849)	(750)	(3,746)
Adjusted Noninterest Expense (non-GAAP)	94,941	97,249	121,743	111,589	112,008	275,628	277,781	345,340
Net Interest Income (GAAP)	133,665	139,064	151,303	158,941	161,068	386,744	396,949	471,312
Plus: Fully Taxable Equivalent Adjustment	6,209	6,185	6,394	6,391	6,260	17,538	18,535	19,045
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	139,874	145,249	157,697	165,332	167,328	404,282	415,484	490,357
Noninterest Income (GAAP)	32,477	33,106	5,829	37,156	38,005	82,838	93,828	80,990
Less: Investment Securities (Gains) Losses	-	-	-	-	-	9,165	8	-
Adjusted Noninterest Income (non-GAAP)	32,477	33,106	5,829	37,156	38,005	92,003	93,836	80,990
Adjusted Revenue (non-GAAP)	172,351	178,355	163,526	202,488	205,333	496,285	509,320	571,347
Efficiency Ratio (non-GAAP)	**55.09%**	**54.52%**	**74.45%**	**55.11%**	**54.55%**	**55.54%**	**54.54%**	**60.44%**
Adjusted Noninterest Expense (non-GAAP)	94,941	97,249	121,743	111,589	112,008	275,628	277,781	345,340
Acquisition-related expenses	(276)	(524)	(16,968)	(3,830)	(862)		(276)	(21,660)
Non-core expenses[1,2,3]	(633)	743	-	-	-	(3,481)	(633)	-
Adjusted Noninterest Expense Excluding Non-Core Expenses (non-GAAP)	94,032	97,468	104,775	107,759	111,146	272,147	276,872	323,680
Adjusted Revenue (non-GAAP)	172,351	178,355	163,526	202,488	205,333	496,285	509,320	571,347
Add: Net loss on mortgage loans reclassified to held for sale	-	-	29,755	-	-	-	-	29,755
Adjusted Revenue Excluding Net loss on mortgage loans reclassified to held for sale (non-GAAP)	172,351	178,355	193,281	202,488	205,333	496,285	509,320	601,102
Adjusted Efficiency Ratio (non-GAAP)	**54.56%**	**54.65%**	**54.21%**	**53.22%**	**54.13%**	**54.84%**	**54.36%**	**53.85%**

[1]Non-core expenses in 3Q25 included $0.6 million of severance costs
[2]Non-core expenses in 4Q25 included a $0.7 million reduction in the FDIC special assessment
[3]Non-core expenses in 9/30/24 YTD includes $1.1 million from the FDIC special assessment and $2.4 million from the digital platform conversion costs

First Merchants.

31

Non-GAAP

TANGIBLE COMMON EQUITY RATIO

Tangible Common Equity Ratio (dollars in thousands)	3Q24	3Q25	4Q25	1Q26	2Q26	3Q26
Total Stockholders' Equity (GAAP)	$ 2,302,373	$ 2,412,402	$ 2,466,667	$ 2,672,565	$ 2,697,177	$ 2,636,381
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(733,601)	(727,300)	(725,802)	(824,467)	(827,158)	(824,506)
Tangible Common Equity (non-GAAP)	$ 1,543,647	$ 1,659,977	$ 1,715,740	$ 1,822,973	$ 1,844,894	$ 1,786,750
Total Assets (GAAP)	$ 18,347,552	$ 18,811,629	$ 19,025,101	$ 21,072,521	$ 21,348,765	$ 21,056,722
Less: Intangible Assets	(733,601)	(727,300)	(725,802)	(824,467)	(827,158)	(824,506)
Tangible Assets (non-GAAP)	$ 17,613,951	$ 18,084,329	$ 18,299,299	$ 20,248,054	$ 20,521,607	$ 20,232,216
Tangible Common Equity Ratio (non-GAAP)	**8.76%**	**9.18%**	**9.38%**	**9.00%**	**8.99%**	**8.83%**

TANGIBLE COMMON EQUITY PER SHARE

(Dollars and Shares Outstanding in Thousands, Except Per Share Amounts)	4Q15	4Q16	4Q17	4Q18	4Q19	4Q20	4Q21	4Q22
Total Stockholders' Equity (GAAP)	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645	$ 1,912,571	$ 2,034,770
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(25,125)
Less: Intangible Assets	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)	(570,860)	(747,844)
Tax Benefit	6,278	5,930	6,788	5,017	7,257	5,989	4,875	7,702
Tangible Common Equity, Net of Tax (non-GAAP)	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616	$ 1,346,461	$ 1,269,503
Common Shares Outstanding	40,664	40,913	49,158	49,350	55,368	53,922	53,410	59,171
Tangible Common Equity per Share (non-GAAP)	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**	**$ 25.21**	**$ 21.45**

(Dollars and Shares Outstanding in Thousands, Except Per Share Amounts)	4Q23	3Q24	4Q24	3Q25	4Q25	1Q26	2Q26	3Q26
Total Stockholders' Equity (GAAP)	$ 2,247,713	$ 2,302,373	$ 2,304,983	$ 2,412,402	$ 2,466,667	$ 2,672,565	$ 2,697,177	$ 2,636,381
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(739,101)	(733,601)	(731,830)	(727,300)	(725,802)	(824,467)	(827,158)	(824,506)
Tax Benefit	5,819	4,642	4,263	3,290	2,966	11,069	9,084	8,470
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,489,306	$ 1,548,289	$ 1,552,291	$ 1,663,267	$ 1,718,706	$ 1,834,042	$ 1,853,978	$ 1,795,220
Common Shares Outstanding	59,424	58,117	57,975	57,192	56,952	62,508	62,206	62,210
Tangible Common Equity per Share (non-GAAP)	**$ 25.06**	**$ 26.64**	**$ 26.78**	**$ 29.08**	**$ 30.18**	**$ 29.34**	**$ 29.80**	**$ 28.86**

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY

Return on Tangible Common Equity (dollars in thousands)	2015	2016	2017	2018	2019	2020	2021
Total Average Stockholders' Equity (GAAP)	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,866,632
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,512)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,298,995
Net Income Available to Common Stockholders (GAAP)	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 205,531
Plus: Intangible Asset Amortization, Net of Tax	1,720	2,542	3,670	5,307	4,736	4,730	4,540
Tangible Net Income (non-GAAP)	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 210,071
Return on Tangible Common Equity (non-GAAP)	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.17%**

Return on Tangible Common Equity (dollars in thousands)	2022	2023	3Q24 YTD	2024	3Q25	3Q25 YTD
Total Average Stockholders' Equity (GAAP)	$ 1,972,445	$ 2,127,262	$ 2,232,419	$ 2,252,491	$ 2,367,971	$ 2,349,718
Less: Average Preferred Stock	(18,875)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(699,803)	(736,601)	(730,993)	(730,295)	(724,619)	(725,775)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,253,767	$ 1,365,536	$ 1,476,301	$ 1,497,071	$ 1,618,227	$ 1,598,818
Net Income Available to Common Stockholders (GAAP)	$ 220,683	$ 221,911	$ 135,647	$ 199,527	$ 56,297	$ 167,530
Plus: Intangible Asset Amortization, Net of Tax	6,537	6,906	4,345	5,744	1,185	3,579
Tangible Net Income (non-GAAP)	$ 227,220	$ 228,817	$ 139,992	$ 205,271	$ 57,482	$ 171,109
Return on Tangible Common Equity (non-GAAP)	**18.12%**	**16.76%**	**12.64%**	**13.71%**	**14.21%**	**14.27%**

Return on Tangible Common Equity (dollars in thousands)	4Q25	2025	1Q26	2Q26	3Q26	3Q26 YTD
Total Average Stockholders' Equity (GAAP)	$ 2,452,005	$ 2,375,500	$ 2,655,756	$ 2,702,249	$ 2,695,943	$ 2,684,796
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(723,466)	(725,193)	(784,490)	(813,608)	(817,139)	(805,198)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,703,414	$ 1,625,182	$ 1,846,141	$ 1,863,516	$ 1,853,679	$ 1,854,473
Net Income Available to Common Stockholders (GAAP)	$ 56,596	$ 224,126	$ 27,687	$ 43,511	$ 67,847	$ 139,045
Plus: Intangible Asset Amortization, Net of Tax	1,183	4,762	1,819	2,137	2,095	6,051
Tangible Net Income (non-GAAP)	$ 57,779	$ 228,888	$ 29,506	$ 45,648	$ 69,942	$ 145,096
Return on Tangible Common Equity (non-GAAP)	**13.57%**	**14.08%**	**6.39%**	**9.80%**	**15.09%**	**10.43%**

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Non-GAAP 34 ADJUSTED RETURNS ON AVERAGE ASSETS, AVERAGE STOCKHOLDERS' EQUITY, AND TANGIBLE COMMON EQUITY 1Q26 2Q26 3Q26 9/30/26 YTD Return on Average Assets (GAAP) Reported (GAAP) 0.55% 0.83% 1.30% 0.90% Effect of net loss on mortgage loans reclassified to held for sale 0.59% 0.00% 0.00% 0.18% Effect of acquisition-related expenses 0.33% 0.07% 0.01% 0.14% Effect of tax on adjustments (0.22%) (0.02%) 0.00% (0.08%) Adjusted Return on Average Assets (non-GAAP) 1.25% 0.88% 1.31% 1.14% Return on Average Stockholders' Equity (GAAP) Reported (GAAP) 4.17% 6.44% 10.07% 6.91% Effect of net loss on mortgage loans reclassified to held for sale 4.48% 0.00% 0.00% 1.47% Effect of acquisition-related expenses 2.56% 0.57% 0.12% 1.08% Effect of tax on adjustments (1.70%) (0.14%) (0.03%) (0.62%) Adjusted Return on Average Stockholders' Equity (non-GAAP) 9.51% 6.87% 10.16% 8.84% Return on Tangible Common Equity (non-GAAP) Reported (non-GAAP) 6.39% 9.80% 15.09% 10.43% Effect of net loss on mortgage loans reclassified to held for sale 6.45% 0.00% 0.00% 2.14% Effect of acquisition-related expenses 3.68% 0.83% 0.19% 1.56% Effect of tax on adjustments (2.45%) (0.21%) (0.05%) (0.89%) Adjusted Return on Tangible Common Equity (non-GAAP) 14.07% 10.42% 15.23% 13.24%